Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V17390-TBD For Against Abstain !! KARAT PACKAGING INC. KARAT PACKAGING INC. 6185 KIMBALL AVE CHINO, CA 91708 ATTN: UMAIR KHAN 1a. Alan Yu 1c. Paul Y. Chen Nominees: Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. 2. To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent certified public accountants for the fiscal year ending December 31, 2023; 3. To obtain advisory approval of the Company's executive compensation ("Say on Pay"); and 4. To transact any other business that is properly presented at the Annual Meeting or any adjournments or postponements of the Annual Meeting. 1. To elect five directors, each for a term expiring at the next Annual Meeting or until their successors are duly elected and qualified, which we refer to as "Director Election Proposal"; The Board of Directors recommends you vote FOR the following: The Board of Directors recommends you vote FOR the following proposals: Please indicate if you plan to attend this meeting. Yes No 1b. Joanne Wang 1d. Eric Chen 1e. Eve Yen ! !! ! !! ! !! ! !! ! !! ! !! ! !! For Against Abstain VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE

V17391-TBD Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The accompanying proxy statement and the 2022 Annual Report on Form 10-K are available at www.proxyvote.com. KARAT PACKAGING INC. ANNUAL MEETING OF STOCKHOLDERS JUNE 14, 2023 3:00 PM PST THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Alan Yu and Jian Guo, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of KARAT PACKAGING INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 3:00 p.m., PST on June 14, 2023, at 6185 Kimball Ave, Chino, CA 91708, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side